UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Managers Trust I
(Name of Registrant as Specified In Its Charter)

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333 W. Wacker Drive

Suite 1200

Chicago, Illinois 60606

800-835-3879

www.managersinvest.com

Managers Micro-Cap Fund

Managers Institutional Micro-Cap Fund

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

http://www.managersinvest.com/mutualfunds/investment/micro_cap_fund.html.

http://www.managersinvest.com/mutualfunds/investment/institutional_micro_cap_fund.html.

This information statement is being provided to the shareholders of Managers Micro-Cap Fund and Managers Institutional Micro-Cap Fund (each a “Fund” and collectively the “Funds”), each a series of Managers Trust I, a Massachusetts business trust (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission. This exemptive order permits the Trust’s investment manager to hire new, unaffiliated subadvisors with the approval of the Trustees of the Trust, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Funds on or about March 5, 2010.

I. The Trust and its Management Agreement

Each Fund is a series of the Trust. The Trust has entered into an investment management agreement with respect to each Fund with Managers Investment Group LLC (the “Manager”) dated August 1, 2000, as thereafter amended (the “Management Agreement”). Under the terms of the Management Agreement, the Manager selects, subject to review and approval by the Trustees, one or more subadvisors to manage the investment portfolio of each Fund, reviews and monitors the performance of subadvisors on an ongoing basis, and recommends changes in the roster of subadvisors to the Trustees as appropriate. The Manager also allocates each Fund’s assets among the Fund’s subadvisors. The portion of the Fund’s assets managed by a subadvisor may be adjusted from time to time in the sole discretion of the Manager. As compensation for its services, the Manager receives a management fee from the Fund, and the Manager is responsible for payment of all fees payable to the subadvisors of the Funds. The Funds, therefore, pay no fees directly to the subadvisors. The Manager also provides administrative services to the Funds, and receives compensation from the Funds for these services.

The Manager recommends subadvisors for each Fund to the Trustees of the Trust based upon the Manager’s continuing quantitative and qualitative evaluation of the subadvisors’ skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a subadvisor, and the Manager does not expect to recommend frequent changes of subadvisors.

At any given time, each subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that subadvisor. A subadvisor does not provide any services to a Fund under the subadvisory agreement except portfolio investment management and related record-keeping services. A subadvisor or an affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transactions as permitted by Sections 17(a) and 17(e) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, and the terms of any exemptive order issued by the Securities and Exchange Commission. The Trustees have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s subadvisor participates. For underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

II. RBC Global Asset Management (U.S.) Inc. (formerly, Voyageur Asset Management Inc.) and the New Subadvisory Agreement

At an in-person meeting held on December 3-4, 2009, the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), approved the hiring and appointment of RBC Global Asset Management (U.S.) Inc. (formerly, Voyageur Asset Management Inc.) as a new subadvisor (“RBC Global” or the “Subadvisor”) to each Fund effective December 7, 2009 pursuant to a subadvisory agreement with RBC Global (the “Subadvisory Agreement”). Effective December 7, 2009, RBC Global began exercising management over the purchase and sale of investments of a portion of each Fund that was previously managed by the Manager in its capacity as investment manager of the Funds. Therefore, effective December 7, 2009, each Fund’s portfolio is subadvised by Lord, Abbett & Co. LLC, Next Century Growth Investors LLC, WEDGE Capital Management, L.L.P. and RBC Global, with each subadvisor managing a portion of the Fund’s portfolio using its own methodology to select portfolio investments that are consistent with the Fund’s investment objectives and principal investment strategies. RBC Global focuses on using bottom-up fundamental research to identify micro-cap companies RBC Global believes are neglected by the market that have attractive, long-term business fundamentals, near-term profitability improvement potential and low valuations.

The recommendation to add the Subadvisor to each Fund was made by the Manager in the ordinary course of its on-going evaluation of Fund characteristics and exposures, subadvisor performance and investment strategy, and extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate’s organizational structure, investment process, style and long-term performance record. The recommendation to hire the Subadvisor to each Fund was based on the Manager’s belief that the Subadvisor is a high quality investment advisor with a demonstrated ability to rank stocks based on a combination of valuation and the potential for accelerated earnings as well as manage the overall risk of its portion of the Fund’s portfolio and would be appropriately suited to manage assets for the Fund. The Manager also believes that the investment strategies to be used by the Subadvisor would complement the investment strategies used by the Fund’s other subadvisors.

Under the Management Agreement, each Fund pays the Manager a fee equal to 1.00% per annum of the average daily net assets of the Fund. From this fee, under the terms and conditions of the Subadvisory Agreement, the Manager pays RBC Global 0.60% per annum of the average daily net assets of the portion of each Fund managed by the Subadvisor. Because the fees paid to the Subadvisor under the Subadvisory Agreement are not paid by the Funds but are paid by the Manager out of the management fees the Manager receives from each Fund, there is no change in the management fee paid by each Fund as a result of the addition of RBC Global as Subadvisor to the Funds.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to each Fund in the allocation of investment opportunities. The Subadvisory Agreement has an initial term ending December 7, 2011, and then continues in effect, unless terminated as described below, for successive one year periods, so long as the continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Subadvisory Agreement may be terminated: (i) by the Manager at any time, without payment of a penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) with respect to the Fund, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon reasonable written notice to the Subadvisor, or (iii) by the Subadvisor at any time, without payment of a penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

The Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The form of the Subadvisory Agreement is attached as Exhibit A.

Information about RBC Global

The following is a description of RBC Global, which is based solely on information provided by RBC Global. RBC Global is not affiliated with the Manager.

RBC Global, located at 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402, is an indirectly wholly owned subsidiary of RBC Capital Markets Holdings (USA) Inc., located at 60 South Sixth Street, 19th Floor, Minneapolis, MN 55402, which is an indirect wholly owned subsidiary of Royal Bank of Canada. As of December 31, 2009, RBC Global managed approximately $44.6 billion in assets for individuals, public entities, Taft-Hartley Plans, corporation, private nonprofits, foundations, endowments, and healthcare organizations.

RBC Global Directors and Officers

Information about the directors and principal executive officers of RBC Global is set forth below. The address of each of them is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
John Godfrey Taft	Director
Michael Thomas Lee	Director, Chief Executive Officer & President
John Salvatore Montalbano	Director
Steven J Decicco	Chief Financial Officer & Treasurer
Carol Ann Kuha	Chief Operating Officer
Christopher Allen Nelson	Chief Compliance Officer

Portfolio Managers

RBC Global has managed a portion of the Fund since December 7, 2009. Lance F. James and George Prince are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by RBC Global, each having co-managed a portion of the Fund since December 7, 2009. Mr. James is the lead portfolio manager of the Fund. Mr. James has been a Managing Director and Senior Portfolio Manager with RBC Global, and its predecessor firm, since 2006 and is the lead portfolio manager for the Small Cap Core and Microcap strategies at RBC Global. Before joining RBC Global in 2006, Mr. James was a portfolio manager and research analyst for Babson Capital Management and OFI Institutional Asset Management, affiliates of Massachusetts Mutual Life Insurance Company, from 1986-2006. During his tenure with these firms, he served as head of their small/mid cap value team. Mr. Prince is a co-portfolio manager of the Fund. Mr. Prince has been a portfolio manager and senior equity analyst at RBC Global, and its predecessor firm, since 2006. Prior to joining RBC Global in 2006, Mr. Prince was a senior equity analyst at Eagle Asset Management from 2004-2006. Mr. Prince was an analyst at Babson Capital Management from 2002-2004.

RBC Global Investment Philosophy

RBC Global’s investment philosophy seeks to build a portfolio of companies that RBC Global believes are currently being neglected by the market but have strong long-term attractive business fundamentals, near-term profitability improvement potential and low valuations. RBC Global believes that focusing the stock selection process on finding companies that boast these characteristics should result in a portfolio that can produce strong absolute and risk-adjusted returns over time.

RBC Global currently acts as an investment advisor or subadvisor with respect to the following other mutual funds with a similar investment objective to that of the Fund.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of December 31, 2009	Fee	Fee Waivers and Reimbursements
RBC Enterprise Fund	Long-term growth of capital	$140.1 million	1.02% (management fee)	0.42%

For the fiscal year ended October 31, 2009 the Managers Micro Cap Fund and the Managers Institutional Micro Cap Fund paid brokerage commissions of $2,2576.79 and $487.14, respectively, to affiliates of RBC Global.

III. Board of Trustees’ Recommendation

At a meeting held on December 3-4, 2009 (the “Trustees Meeting”), the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously voted to approve the Subadvisory Agreement between the Manager and RBC Global with respect to each Fund. The Trustees were separately represented by independent counsel in their consideration of the Subadvisory Agreement. In considering the Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Funds and RBC Global, including information regarding the nature, extent and quality of services to be provided by RBC Global under the Subadvisory Agreement. The Trustees also took into account performance and fee and expense information regarding RBC Global. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

In considering the nature, extent and quality of the services to be provided by RBC Global under the Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by RBC Global to each Fund; (b) the qualifications and experience of RBC Global’s personnel; and (c) RBC Global’s compliance programs. The Trustees also took into account management’s discussion of the financial condition of RBC Global with respect to its ability to provide the services required under the Subadvisory Agreement and noted that, as of June 30, 2009, RBC Global managed approximately $40.4 billion in assets. In addition, the Trustees took into account a compliance report with respect to RBC Global presented at the Trustees Meeting.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used by RBC Global in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding RBC Global’s organizational and management structure and RBC Global’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at RBC Global who would have portfolio management responsibility for each Fund. The Trustees noted that RBC Global employs two portfolio managers who will have primary responsibility for managing each Fund’s portfolio, with one portfolio manager serving as Managing Director and Senior Portfolio Manager of RBC Global and lead portfolio manager of each Fund, and the other secondary portfolio manager serving as a Portfolio Manager and Senior Equity Analyst of RBC Global. In addition, the

Trustees noted that the portfolio managers have a combined tenure of approximately 6 years with RBC Global and 41 years in the investment industry. The Trustees further noted that the micro cap strategy, managed by RBC Global, seeks to build a portfolio of companies that are currently being neglected by the market but have strong long-term attractive business fundamentals, near-term profitability improvement potential and low valuations, using quantitative screens and fundamental research. The Trustees also noted the Manager’s belief that the Subadvisor represented a suitable complement to the Funds’ existing subadvisors.

The Trustees reviewed information related to the prior investment performance of RBC Global in managing client accounts with similar investment objectives and strategies to those of each Fund. In reviewing this performance, the Trustees noted that, through September 30, 2009, the year to date performance of the micro cap strategy had annual gross returns of 24.7% and annual net returns of 23.9%, and that the micro cap strategy had outperformed the Russell Microcap Index in each full calendar year since inception (May 2003). The Trustees concluded that this performance record supported the approval of the Subadvisory Agreement.

In considering the reasonableness of the subadvisory fee payable by the Manager to RBC Global, the Trustees considered a presentation by representatives of RBC Global regarding RBC Global’s organization, management and financial stability, which presentation related generally to the estimated cost to RBC Global of providing subadvisory services to each Fund and the resulting profitability from such relationship. The Trustees relied on the ability of the Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Manager is not affiliated with the Subadvisor. The Trustees noted that the investment management fee paid to the Manager by each Fund will remain unchanged and that the Funds’ fee structure described at the June 3-4 meeting of the Trustees remained unchanged as a result of the addition of RBC Global as Subadvisor to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Manager out of its advisory fee. Accordingly, the estimated cost of services to be provided by the Subadvisor and the anticipated profitability to the Subadvisor of its relationship with the Funds were not material factors in the Trustees’ deliberations. For similar reasons, and based on the size of the Funds, the Trustees concluded that the effect of any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at the time.

After consideration of the foregoing, the Trustees reached the following conclusions regarding the Subadvisory Agreement, in addition to those conclusions discussed above: (a) RBC Global demonstrated that it possesses the capability and resources to perform the duties required of it under the Subadvisory Agreement; (b) RBC Global’s investment strategy is appropriate for pursuing each Fund’s investment objectives; (c) RBC Global is reasonably likely to execute its investment strategy consistently over time; and (d) RBC Global maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Subadvisory Agreement would be in the best interests of each Fund and its shareholders. Accordingly, on December 3-4, 2009, the Trustees, including all of the Independent Trustees, unanimously voted to approve the Subadvisory Agreement.

IV. Additional Information

The Manager serves as investment manager and administrator of the Trust. The Manager is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”). Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Manager, serves as distributor of each Fund. The Manager and MDI are located at 333 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

Financial Information

The Funds’ most recent annual and semi-annual reports are available upon request, without charge, by writing to Managers Investment Group LLC, 333 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606, by calling (800) 835-3879, or by accessing our website at www.managersinvest.com.

Beneficial Owners and Management Ownership

As of February 5, 2010, the following persons or entities owned beneficially or of record 5% or more of the outstanding shares of the Funds:

Managers Micro-Cap Fund

Shareholder	Number of Shares Owned	Percentage of Fund
Charles Schwab & Co. Inc. 1958 Summit Park Place, Ste. 400 Orlando, FL 32810-5935	1,642,395.61	35.50%

National Financial Services 1 World Financial Center New York, NY 10281-1003	612,189.27	13.24%

TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	276,228.96	5.97%

Managers Institutional Micro-Cap Fund

Shareholder	Number of Shares Owned	Percentage of Fund
Mercer Trust Company 1 Investors Way Mailstop N-4-E Norwood, MA 02062-1599	582,573.12	21.20%

SEI Trust Company One Freedom Valley Drive Oaks, PA 19456	376,891.28	13.71%

Northwestern Bank 625 South Garfield Traverse City, MI 49686	292,526.63	10.64%

Timothy J Knudsen Trust c/o Mendocino County Employees Retirement 625B Kings Court Ukiah, CA 95482-5036	276,825.85	10.07%

Charles Schwab & Co. Inc. 1958 Summit Park Place, Ste. 400 Orlando, FL 32810-5935	223,668.98	8.14%

National Financial Services 200 Liberty Street New York, NY 10281-1003	151,094.04	5.50%

As of February 5, 2010, the Trust did not know of any person who beneficially owned 5% or more of the outstanding shares of the Fund. As of February 5, 2010, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each Fund.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of each Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

March 5, 2010

By Order of the Trustees,

/s/ CHRISTINE C. CARSMAN
CHRISTINE C. CARSMAN
Secretary

EXHIBIT A

FORM OF SUBADVISORY AGREEMENT

Attention:	RBC Global Asset Management Inc. (formerly, Voyageur Asset Management Inc.)

Re:	Subadvisory Agreement

The Managers Micro-Cap Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Voyageur Asset Management Inc. (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the

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Trust. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c) The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as, at the request of the Manager, for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect. The Subadvisor shall not be responsible for any loss caused by any act or omission of the Trust’s Custodian.

(d) The Subadvisor agrees to maintain compliance procedures reasonably designed to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor’s primary responsibility shall be to seek to obtain the best execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any subadvisor, including Subadvisor, for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of a formal administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Prospectus and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. Manager agrees to provide Subadvisor with the Prospectus, shareholder reports, or sales literature that references the Subadvisor.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on December 7, 2009 and shall continue in effect until December 7, 2011. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on reasonable written notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Confidentiality. The Subadvisor shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Subadvisor, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Manager shall treat as confidential and use only in connection with the Fund Account all information furnished to the Fund or the Manager by the Subadvisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law so long as the Manager provides Subadvisor with prompt notice of such disclosure, if generally available to the public through means other than by disclosure by the Subadvisor or the Manager, or if available from a source other than the Manager, Subadvisor or the Fund.

13. Notices. Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other.

Subadvisor:

Voyageur Asset Management Inc.

100 South Fifth Street

Suite 2300

Minneapolis, MN 55402

Attn: Scott Erie

Manager:

Managers Investment Group LLC

333 West Wacker Drive

Suite 1200

Chicago, IL 60606

Attn: John Streur

with a copy to:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

Attn: David Kurzweil

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

15. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

MANAGERS INVESTMENT GROUP LLC

BY:

DATE:

Accepted:
VOYAGEUR ASSET MANAGEMENT INC.

BY:

DATE:

Acknowledged:
MANAGERS TRUST I

BY:

DATE:

SCHEDULES:         A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.60% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

FORM OF SUBADVISORY AGREEMENT

Attention: RBC Global Asset Management Inc. (formerly, Voyageur Asset Management Inc.)

Re: Subadvisory Agreement

The Managers Fremont Institutional Micro-Cap Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Voyageur Asset Management Inc. (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor or Proxy voting service engaged by the Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c) The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as , at the request of the Manager, for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect. The Subadvisor shall not be responsible for any loss caused by any act or omission of the Trust’s Custodian.

(d) The Subadvisor agrees to maintain compliance procedures reasonably designed to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor’s primary responsibility shall be to seek to obtain the best execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the

Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any subadvisor, including Subadvisor, for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of a formal administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Prospectus and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. Manager agrees to provide Subadvisor with the Prospectus, shareholder reports, or sales literature that references the Subadvisor.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on December 7, 2009 and shall continue in effect until December 7, 2011. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on reasonable written notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Confidentiality. The Subadvisor shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Subadvisor, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Manager shall treat as confidential and use only in connection with the Fund Account all information furnished to the Fund or the Manager by the Subadvisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law so long as the Manager provides Subadvisor with prompt notice of such disclosure, if generally available to the public through means other than by disclosure by the Subadvisor or the Manager, or if available from a source other than the Manager, Subadvisor or the Fund.

13. Notices. Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other.

Subadvisor:

Voyageur Asset Management Inc.

100 South Fifth Street

Suite 2300

Minneapolis, MN 55402

Attn: Scott Erie

Manager:

Managers Investment Group LLC

333 West Wacker Drive

Suite 1200

Chicago, IL 60606

Attn: John Streur

with a copy to:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

Attn: David Kurzweil

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

15. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

MANAGERS INVESTMENT GROUP LLC

BY:

DATE:

Accepted:
VOYAGEUR ASSET MANAGEMENT INC.

BY:

DATE:

Acknowledged:
MANAGERS TRUST I

BY:

DATE:

SCHEDULES:         A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.60% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.